Exhibit 99.1

___________________________________________________________________

Engility Reports Second Quarter 2015 Results

•	Second quarter 2015 revenue of $575 million and adjusted diluted EPS of $0.51

•	Adjusted operating margin of 9.1% and adjusted EBITDA margin of 10.2%

•	Achieving acquisition synergies ahead of schedule

•	Increasing GAAP diluted EPS and adjusted diluted EPS guidance ranges; narrowing revenue and adjusted EBITDA ranges

CHANTILLY, VA - August 6, 2015, Engility Holdings, Inc. (NYSE: EGL) today announced financial results for the second quarter ended June 30, 2015.
Second Quarter 2015 Results
For the second quarter of 2015, the Company reported total revenue of $575 million. GAAP operating income was $38 million and GAAP operating margin was 6.6%. GAAP net income attributable to Engility was $13 million, or $0.35 per diluted share, which includes a non-cash tax benefit of approximately $11 million. Cash flow from operating activities was $17 million, which reflects the impact of $24 million of various acquisition and integration-related payments in the quarter.
Adjusted operating income was $52 million and adjusted operating margin was 9.1%. Adjusted net income attributable to Engility was $19 million, or $0.51 per diluted share. Adjusted EBITDA was $59 million and adjusted EBITDA margin was 10.2%.
Engility's adjusted results for net income, operating margin and EBITDA exclude $4 million of TASC acquisition and integration costs. Adjusted operating margin and adjusted net income also exclude $11 million of amortization of intangible asset expenses associated with the TASC and DRC acquisitions. Information about the Company's use of non-GAAP financial information is provided below under "Non-GAAP Measures."
“Our results for the quarter were solid; profitability exceeded our expectations and our funded order book-to-bill ratio remained healthy," said Tony Smeraglinolo, President and CEO of Engility. “Our TASC integration efforts also are progressing well, as we are realizing cost synergies ahead of schedule and continue to win new business. Our recent win with the U.S. Air Force represents Engility's largest take-away success in our brief history. This win is consistent with our stated strategy of pursing larger competitive opportunities and enabling our customers to realize considerable value from our cost efficiencies and technical expertise. While procurement and contract award delays continue, our proposal activity is strong and the amount of submitted bids awaiting adjudication continues to increase, providing optimism for our growth prospects.”
Key Performance Indicators for the Second Quarter of 2015

•	Contract funded orders were $546 million and funded backlog was $909 million.

•	Funded order book-to-bill ratio was 0.95x.

•	Days sales outstanding (DSO), net of advanced payments, was 60 days.
Significant Second Quarter 2015 Awards

•
Awarded a $67 million contract to provide systems engineering and integration for the U.S. Air Force Global Positioning Systems (GPS) Directorate, the agency responsible for ensuring the space-based satellite navigation system is operational. The contract has a two-year base period and four-and-a-half option years that if exercised, total more than $200 million. Under this contract, TASC, an Engility company, will provide a broad range of technical, procurement and engineering assistance to the Air Force Directorate.

•
Awarded a $35 million contract to continue providing radar engineering, software support and logistics services for the Naval Surface Warfare Center - Port Hueneme Division. This award, which is follow-on work to a TASC contract, has a cumulative value of $53 million if all options are exercised.

•
Awarded a $14 million contract by the U.S. Agency for International Development (USAID) to provide specialized technical assistance in Tanzania. Engility will help the Tanzanian government fight illegal wildlife trade and increase tourism and related business activities in the country.

•
Awarded an $8 million contract to provide specialized technical consulting to support USAID’s program to build sustainable energy futures for Eastern Europe countries, the Balkans and the Caucasus. Under this contract, Engility will provide technical assistance to help these countries develop and use clean energy technology that will sustain economic growth and reduce poverty by promoting the transition to low-carbon economies. This transition will help reduce greenhouse gas emissions.

Fiscal Year 2015 Guidance
We are updating the fiscal year 2015 financial guidance we issued on May 11, 2015 based on our financial results for the first six months of 2015 and our outlook for the remainder of the year. We are increasing our fiscal year 2015 GAAP diluted EPS and adjusted diluted EPS guidance ranges. We also are increasing the lower-end of our adjusted EBITDA guidance range and narrowing our revenue guidance range. The table below summarizes our fiscal year 2015 guidance and includes approximately 10 months of TASC's expected financial results since the acquisition closed on February 26, 2015.

	Current Outlook for Fiscal Year 2015	Prior Outlook for Fiscal Year 2015
Revenue	$2.0 billion - $2.2 billion	$2.0 billion - $2.3 billion
GAAP Diluted EPS (1)	$0.15 - $0.50	($0.05) - $0.45
Adjusted Diluted EPS (1)	$2.05 - $2.50	$1.70 - $2.20
Adjusted EBITDA (1)	$205 million - $220 million	$190 million - $220 million
GAAP operating cash flow	$50 million - $60 million	$50 million - $60 million

(1) 2015 GAAP and adjusted diluted EPS guidance assumes weighted average outstanding shares of approximately 34 million. GAAP diluted EPS assumes an effective tax rate of approximately 25 percent for the last six months of 2015. Adjusted diluted EPS assumes 2015 net cash tax payments of approximately $5 million. Our adjusted diluted EPS and adjusted EBITDA guidance excludes approximately $70 million to $75 million of amortization of acquired intangible assets, and deal and integration costs associated with the TASC and DRC acquisitions.
Non-GAAP Measures
The tables under "Engility Holdings, Inc. Reconciliation of Non-GAAP Measures" present Adjusted Operating Income, Adjusted Operating Margin, Earnings before Interest, Taxes, Depreciation, and Amortization (EBITDA), Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Adjusted Income before Income Tax, Adjusted Net Income, and Adjusted Diluted EPS, reconciled to their most directly comparable GAAP measure. These financial measures are calculated and presented on the basis of methodologies other than in accordance with U.S. generally accepted accounting principles ("Non-GAAP Measures"). Engility has provided these Non-GAAP Measures to adjust for, among other things, the impact of transaction and integration costs and amortization expenses related to our acquisitions of TASC and DRC, as well as restructuring and legal and settlement costs. These items have been adjusted because they are not considered core to the Company’s business or otherwise not considered operational or because these charges are non-cash or non-recurring. The Company presents these Non-GAAP Measures because management believes that they are meaningful to understanding Engility’s performance during the periods presented and the Company’s ongoing business. Non-GAAP Measures are not prepared in accordance with GAAP and therefore are not necessarily comparable to similarly titled metrics or the financial results of other companies. These Non-GAAP Measures should be considered a supplement to, not a substitute for, or superior to, the corresponding financial measures calculated in accordance with GAAP.
CONFERENCE CALL INFORMATION
Engility will host a conference call at 5 P.M. ET on August 6, 2015, to discuss the financial results for our second quarter 2015.
Listeners may access a webcast of the live conference call from the Investor Relations section of the Company's website at http://www.EngilityCorp.com. Listeners also may access a slide presentation on the website which summarizes our 2015 second quarter results and our fiscal year 2015 guidance. Listeners should go to the website at least 15 minutes before the live event to download and install any necessary audio software.
Listeners also may participate in the conference call by dialing (866) 300-6036 (domestic) or (412) 455-6216 (international) and entering pass code 82503886.
A replay will be available on the Company's website approximately two hours after the conference call and continuing for one year. A telephonic replay also will be available through August 13, 2015 at (855) 859-2056 (domestic) or (404) 537-3406 (international) and entering pass code 82503886.

ABOUT ENGILITY
Engility is a pure-play government services provider that delivers highly skilled personnel wherever, whenever they are needed in a cost-efficient manner. The Company proudly serves customers that span the federal services market including the Department of Defense, the Intelligence community, Space and Federal Civilian agencies. Headquartered in Chantilly, Virginia, Engility is a leading provider of specialized technical consulting, program and business support services, engineering and technology lifecycle support, information technology, modernization and sustainment, supply chain services and logistics management, and training and education for the U.S. Government. To learn more about Engility, please visit www.engilitycorp.com.
FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Engility’s future prospects, projected financial results, estimated integration costs and acquisition related amortization expenses, business plans, as well as the TASC transaction and its expected benefits and the timing of such benefits. Words such as "may," "will," "should," "likely," "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates" and similar expressions are also used to identify these forward-looking statements. These statements are based on the current beliefs and expectations of Engility’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Engility’s actual results to differ materially from those described in the forward-looking statements can be found under the heading "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2014, and more recent documents that have been filed with the Securities and Exchange Commission (SEC) and are available on the investor relations section of Engility’s website (http://www.engilitycorp.com) and on the SEC’s website (www.sec.gov). Forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, historical information should not be considered as an indicator of future performance.
Media:                                Investor Relations:
Eric Ruff                            Dave Spille
Engility Holdings, Inc.                        Engility Holdings, Inc.
(703) 375-6463                            (703) 375-4221
eric.ruff@engilitycorp.com                     dave.spille@engilitycorp.com

ENGILITY HOLDINGS, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30, 2015	June 30, 2014	Change	June 30, 2015	June 30, 2014	Change
Revenue	$575,495	$363,690	$211,805	$978,142	$702,514	$275,628
Costs and expenses
Cost of revenue	486,635	311,686	174,949	830,100	604,075	226,025
Selling, general and administrative expenses	51,036	28,892	22,144	109,915	55,642	54,273
Total costs and expenses	537,671	340,578	197,093	940,015	659,717	280,298
Operating income	37,824	23,112	14,712	38,127	42,797	(4,670)
Interest expense, net	30,734	3,139	27,595	49,328	6,196	43,132
Other income (expenses), net	56	47	9	29	47	(18)
Income (loss) before income taxes	7,146	20,020	(12,874)	(11,172)	36,648	(47,820)
Provision (benefit) for income taxes	(8,324)	7,528	(15,852)	(14,001)	14,339	(28,340)
Net income	15,470	12,492	2,978	2,829	22,309	(19,480)
Less: Net income attributable to non-controlling interest	2,374	1,587	787	3,100	2,533	567
Net income (loss) attributable to Engility	$13,096	$10,905	$2,191	$(271)	$19,776	$(20,047)

Earnings (loss) per share attributable to Engility
Basic	$0.36	$0.64	$(0.28)	$(0.01)	$1.16	$(1.17)
Diluted	$0.35	$0.61	$(0.26)	$(0.01)	$1.10	$(1.11)

Weighted average number of shares outstanding
Basic	36,577	17,094		30,478	17,044
Diluted	37,009	18,023		30,478	17,959

ENGILITY HOLDINGS, INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(in thousands)

	As of
	June 30, 2015	December 31, 2014
Assets:
Current assets:
Cash and cash equivalents	$36,686	$7,123
Receivables, net	422,202	286,403
Prepaid and deferred income taxes, current, net	38,313	296
Other current assets	35,852	27,488
Total current assets	533,053	321,310
Property, plant and equipment, net	37,379	19,839
Goodwill	1,382,140	644,554
Identifiable intangible assets, net	464,441	123,549
Deferred tax assets	172,706	4,793
Other assets	25,536	8,591
Total assets	$2,615,255	$1,122,636

Liabilities and Equity:
Current liabilities:
Current portion of long-term debt	$8,447	$13,750
Accounts payable, trade	66,750	49,121
Accrued employment costs	108,847	47,824
Accrued expenses	92,619	71,582
Advance payments and billings in excess of costs incurred	39,617	22,300
Deferred income taxes, current and income tax liabilities	267	9,810
Other current liabilities	43,269	21,098
Total current liabilities	359,816	235,485
Long-term debt	1,175,972	279,500
Income tax liabilities	69,796	79,713
Other liabilities	71,171	51,185
Total liabilities	1,676,755	645,883

Equity:
Preferred stock, par value $0.01 per share, 25,000 shares authorized, none issued or outstanding as of June 30, 2015 and December 31, 2014	—	—
Common stock, par value $0.01 per share, 175,000 shares authorized, 36,756 and 17,592 shares issued and outstanding as of June 30, 2015 and December 31, 2014, respectively	368	176
Additional paid in capital	1,230,659	770,764
Accumulated deficit	(295,814)	(295,543)
Accumulated other comprehensive income	(8,929)	(9,018)
Non-controlling interest	12,216	10,374
Total equity	938,500	476,753
Total liabilities and equity	$2,615,255	$1,122,636

ENGILITY HOLDINGS, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended
	June 30, 2015	June 30, 2014
Operating activities:
Net income	$2,829	$22,309
Share-based compensation	7,679	4,884
Depreciation and amortization	25,493	9,997
Amortization of bank debt fees	8,136	840
Deferred income taxes	13,965	(3,960)
Changes in operating assets and liabilities, excluding acquired amounts:
Receivables	13,241	26,811
Other assets	(3,977)	9,198
Accounts payable, trade	(19,964)	(8,987)
Accrued employment costs	(31,373)	(1,241)
Accrued expenses	(12,350)	(4,185)
Advance payments and billings in excess of costs incurred	(687)	1,264
Other liabilities	(33,219)	(13,497)
Net cash (used in) provided by operating activities	(30,227)	43,433
Investing activities:
Acquisitions, net of cash acquired	25,478	(207,250)
Capital expenditures	(2,550)	(1,637)
Net cash provided by (used in) investing activities	22,928	(208,887)
Financing activities:
Gross borrowings from issuance of long-term debt	585,000	75,000
Repayment of long-term debt	(339,445)	(6,875)
Gross borrowings from revolving credit facility	138,000	288,000
Repayments of revolving credit facility	(96,000)	(193,500)
Debt issuance costs	(42,425)	(1,106)
Equity issuance costs	(2,430)	—
Proceeds from share-based payment arrangements	279	1,309
Payment of employee withholding taxes on share-based compensation	(6,861)	(2,334)
Excess tax deduction on share-based compensation	5,103	1,642
Dividends paid	(203,101)	—
Distributions to non-controlling interest member	(1,258)	(2,994)
Net cash provided by financing activities	36,862	159,142
Net change in cash and cash equivalents	29,563	(6,312)
Cash and cash equivalents, beginning of period	7,123	29,003
Cash and cash equivalents, end of period	$36,686	$22,691

ENGILITY HOLDINGS, INC.
RECONCILIATION OF NON-GAAP MEASURES

The following tables set forth a reconciliation of each of these Non-GAAP Measures to the most directly comparable GAAP measure for the periods presented.
Adjusted Operating Income and Adjusted Operating Margin
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Operating income	$37,824	$23,112	$38,127	$42,797

Adjustments
Acquisition and integration-related expenses excluding amortization	3,708	4,480	27,593	6,623
Acquisition-related intangible amortization	10,794	1,683	15,172	2,805
Legal and settlement costs	—	230	154	230
	14,502	6,393	42,919	9,658

Adjusted operating income	$52,326	$29,505	$81,046	$52,455

Operating margin	6.6%	6.4%	3.9%	6.1%
Adjusted operating margin	9.1%	8.1%	8.3%	7.5%

ENGILITY HOLDINGS, INC.
Adjusted Earnings Per Share
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
GAAP net income (loss) attributable to Engility	$13,096	$10,905	$(271)	$19,776
Net income attributable to non-controlling interest	2,374	1,587	3,100	2,533

GAAP net income	15,470	12,492	2,829	22,309
Provision (benefit) for income taxes	(8,324)	7,528	(14,001)	14,339
Income tax rate	(116.5)%	37.6%	125.3%	39.1%

GAAP income (loss) before taxes	7,146	20,020	(11,172)	36,648

Adjustments
Acquisition and integration-related expenses excluding amortization	3,708	4,480	27,593	6,623
Acquisition-related intangible amortization	10,794	1,683	15,172	2,805
Legal and settlement costs	—	230	154	230
Bank fees previously capitalized and included in interest expense	—	—	4,602	—
Total adjustments	14,502	6,393	47,521	9,658

Adjusted income before income tax	21,648	26,413	36,349	46,306
Adjusted provision for income taxes	—	9,932	—	18,046
Cash paid for income taxes	358	—	4,248	—
Adjusted income tax rate	1.7%	37.6%	11.7%	39.0%

Adjusted net income	21,290	16,481	32,101	28,260
Less: Net income attributable to non-controlling interest	2,374	1,587	3,100	2,533

Adjusted net income attributable to Engility	$18,916	$14,894	$29,001	$25,727

Adjusted diluted earnings per share attributable to Engility	$0.51	$0.83	$0.93	$1.43

GAAP diluted earnings (loss) per share attributable to Engility	$0.35	$0.61	$(0.01)	$1.10

Diluted weighted average number of shares outstanding - Adjusted	37,009	18,023	31,030	17,959
Diluted weighted average number of shares outstanding - GAAP	37,009	18,023	30,478	17,959

ENGILITY HOLDINGS, INC.
Earnings before interest, taxes, depreciation, and amortization (EBITDA) and Adjusted EBITDA
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Net income (loss)	$15,470	$12,492	$2,829	$22,309

Interest, taxes, and depreciation and amortization
Interest expense	30,734	3,139	49,328	6,196
Provision (benefit) for income taxes	(8,324)	7,528	(14,001)	14,339
Depreciation and amortization	17,036	5,354	25,493	9,997
EBITDA	54,916	28,513	63,649	52,841

Adjustments to EBITDA
Acquisition and integration-related expenses excluding amortization	3,708	4,480	27,593	6,623
Legal and settlement costs	—	230	154	230
	3,708	4,710	27,747	6,853

Adjusted EBITDA	$58,624	$33,223	$91,396	$59,694

EBITDA margin	9.5%	7.8%	6.5%	7.5%
Adjusted EBITDA margin	10.2%	9.1%	9.3%	8.5%